Note Receivable	3 Months Ended
Mar. 31, 2018
Receivables [Abstract]
Note Receivable

NOTE 2 – Notes Receivable

On May 1, 2017, the Company made a loan in the principal amount of $250,000 to Jaguar Precision Machine, LLC, a New Mexico limited liability company, pursuant to a Secured Convertible Promissory Note dated May 1, 2017 delivered by Jaguar to the Company. The loan bears interest at the rate of 7% per annum, is due and payable in full on May 1, 2018, is secured by certain assets of Jaguar, and is convertible at the Company’s option into 10% of the outstanding shares of the common stock of Jaguar unless Jaguar exercises its right under specified circumstances to repay all principal and accrued interest on the loan. The purpose of the loan is to provide working capital to Jaguar to, among other things, stand up a metallurgical laboratory and become ASM9100 certified for contracts related to AM of high-precision aerospace and defense components, in furtherance of our strategic alliance. Sigma receives from Jaguar priority for use of certain machines and services of Jaguar. On April 27, 2018, the promissory note was amended whereby the due date of the note was extended to June 1, 2018 in exchange for a cash payment of $5,000 received on May 1, 2018, 50% of which will be retained as payment for the 30-day extension.

On March 27, 2017, the Company made a loan in the principal amount of $500,000 bearing interest at the rate of 7% per annum to Morf3D, Inc., an Illinois corporation, pursuant to a Secured Convertible Promissory Note dated March 27, 2017 delivered by Morf3D to the Company. The $500,000 loan principal and $35,000 of accumulated interest was paid in full on March 27, 2018.